REGISTRANT NAME:  EAI SELECT MANAGERS EQUITY FUND
FILE NUMBER:  811-09112
REGISTRANT CIK NUMBER:  0001002403
REPORTING PERIOD:  DECEMBER 31, 2002


                            CHIEF EXECUTIVE OFFICER'S

                                  CERTIFICATION


I, Phillip N. Maisano, certify that:

1. I have reviewed this report on Form N-CSR of EAI Select Managers Equity Fund (the "registrant").

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, and changes in net assets of the registrant as of, and for, the periods presented in this report.





Dated:  February 24, 2003                      /s/ Phillip N. Maisano
                                               ------------------------
                                                 Phillip N. Maisano
                                               Chief Executive Officer

REGISTRANT NAME:  EAI SELECT MANAGERS EQUITY FUND
FILE NUMBER:  811-09112
REGISTRANT CIK NUMBER:  0001002403
REPORTING PERIOD:  DECEMBER 31, 2002


                            CHIEF FINANCIAL OFFICER'S

                                  CERTIFICATION


I, Peter P. Gwiazdowski, certify that:

1. I have reviewed this report on Form N-CSR of EAI Select Managers Equity Fund (the "registrant").

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, and changes in net assets of the registrant as of, and for, the periods presented in this report.







Dated:  February 24, 2003                      /s/ Peter P. Gwiazdowski
                                              -------------------------
                                                 Peter P. Gwiazdowski
                                               Chief Financial Officer